SECOND AMENDMENT TO THE SECOND AMENDED
                     --------------------------------------
             AND RESTATED LOAN AGREEMENT AND RELATED LOAN DOCUMENTS
             ------------------------------------------------------
     This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED LOAN AGREEMENT AND RELATED LOAN DOCUMENTS (the "AMENDMENT"), dated as of January 31, 2002, but
                                 ---------
effective  as  of  December  23,  2001 (the "EFFECTIVE DATE"), is by and between
                                             --------------
PIZZA  INN,  INC.,  a  Missouri  corporation  ("BORROWER"), and WELLS FARGO BANK
                                                --------
TEXAS, NATIONAL ASSOCIATION, a national banking association (successor by consolidation to Wells Fargo Bank (Texas), National Association) (the "BANK").
                                                                         ----
                                    RECITALS:
    A. The Borrower and the Bank entered into that certain Second Amended and Restated Loan Agreement dated as of March 31, 2000 (the "AMENDED AND RESTATED
                                                            --------------------
LOAN  AGREEMENT")  and,  pursuant to Article IV of the Amended and Restated Loan
  -------------
Agreement, that certain Construction Loan Agreement dated as of December 28, 2000, (the "CONSTRUCTION LOAN AGREEMENT"), together with a Promissory Note dated
            ---------------------------
December 28, 2000 in the principal amount of Eight Million One Hundred Twenty-Five Thousand and no/100 Dollars ($8,125,000.00) (the "CONSTRUCTION
                                                                    ------------
NOTE")  and a Fixed Rate Agreement (the "FIXED RATE AGREEMENT") attached thereto
                                         --------------------
as Exhibit A.  The Construction Loan Agreement, Construction Note and Fixed Rate
   ---------
Agreement  are  hereinafter  referred  to  as the "CONSTRUCTION LOAN DOCUMENTS."
                                                   ---------------------------

    B. In connection with the Amended and Restated Loan Agreement, Barko Realty, Inc., a Texas corporation, R-Check, Inc., a Texas corporation, and Pizza Inn of Delaware, Inc., a Delaware corporation (collectively, the "GUARANTORS"),
                                                                  ----------
executed that certain Second Amended and Restated Guaranty dated as of March 31, 2000 in favor of the Bank (as the same may be amended, restated or modified from time to time, the "GUARANTY").
                       --------

     C. The Borrower and the Bank amended the Amended and Restated Loan Agreement pursuant to that certain First Amendment to Second Amended and Restated Loan Agreement dated as of December 28, 2000 (the "FIRST AMENDMENT").
                                                              ---------------
The Amended and Restated Loan Agreement, as amended by the First Amendment, is hereinafter referred to as the "LOAN AGREEMENT."
                                     ---------------

     D. The Borrower and the Bank now desire to amend the Loan Agreement and the Construction Loan Documents as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE  I.
                                 -----------
                                 DEFINITIONS

Section 1.1    DEFINITIONS.
            -----------
        Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Documents as amended hereby.

                               ARTICLE  II.
                               ------------
                      AMENDMENTS  TO  LOAN  AGREEMENT

Section 2.1 DELETION  OF  DEFINITIONS.  Effective  as of the Effective Date, the
            -------------------------
following definitions in Section 1.1 of the Loan Agreement are hereby deleted in their  entirety:
          "ADJUSTED  EURODOLLAR  RATE"
           --------------------------
          "EURODOLLAR  RATE"
           ----------------
          "EURODOLLAR  RATE  MARGIN"
           ------------------------
          "RESERVE  REQUIREMENT"
          --------------------

Section 2.2 ADDITION  OF  DEFINITIONS.  Effective  as of the Effective Date, the
            -------------------------
following  definitions  shall  be inserted in their proper alphabetical order to
Section  1.1  of  the  Loan  Agreement:

     "BASE LIBOR" means, for any Eurodollar Advance for any Interest Period, the
      ----------
rate per annum for United States dollar deposits quoted by the Reference Bank as the Inter-Bank Market Offered Rate on the date that is two Business Days prior to the Interest Period, with the understanding that such rate is quoted by the Reference Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of an Interest Period for delivery of funds on such date for a period of time approximately equal to the number of days in such Interest Period, and in an amount approximately equal to the principal amount to which such Interest Period applies. Borrower understands and agrees that the Reference Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as the Reference Bank, in its sole discretion, deems appropriate including, without limitation, the rate offered for United States dollar deposits on the London Inter-Bank Market.

"LIBOR"  means, for any Eurodollar Advance for any Interest Period, the rate per
 -----
annum determined pursuant to the following formula: (a) Base LIBOR applicable to such Eurodollar Advance for such Interest Period, divided by (b) one hundred percent (100%) minus the LIBOR Reserve Percentage for such Eurodollar Advance for such Interest Period.

"LIBOR  RATE  MARGIN" means, (a) with respect to the Term Loan, one and one-half
 -------------------
percent (1.50%) and (b) with respect to the Revolving Credit Loans, at such time and from time to time as the relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt
Ratio:
                                                      PERCENTAGE  FOR  REVOLVING
            FUNDED DEBT RATIO                                  CREDIT LOANS
            -----------------                                  ------------
            Less than 2.0 to 1.0                                      1.25%
            --------------------                                      -----
            2.0 to 1.0 or greater and less than 2.5 to 1.0            1.50%
                                                                      -----
            2.5 to 1.0 or greater and less than 3.0 to 1.0            1.75%
                                                                      -----
            3.0 to 1.0 or greater and less than 3.25 to 1.0           2.00%
                                                                      -----
            3.25 to 1.0 or greater                                    2.25%
            ----------------------                                    -----

The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio as of the end of any fiscal quarter which results in a change to the LIBOR Rate Margin concurrently with its delivery of the items required under
Section 10.1(c) hereof, and any change to the LIBOR Rate Margin shall be effective with respect to any Interest Period commencing after the Bank has received such information.

     "LIBOR  RESERVE  PERCENTAGE"  means,  for  any  Eurodollar  Advance for any
      --------------------------
Interest Period, the reserve percentage prescribed by the Board of Governors of the Federal Reserve system (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D), adjusted by the Bank for expected changes in such reserve percentage during the applicable Interest Period.

Section 2.3 REFERENCES TO DELETED DEFINITIONS.     Effective as of the Effective
            ---------------------------------
     Date:
(a) All references to "Adjusted Eurodollar Rate" in the Loan Agreement shall be deemed to be references to "LIBOR";
(b) All references to "Eurodollar Rate" in the Loan Agreement shall be deemed to be references to "Base LIBOR";
(c) All references to "Eurodollar Rate Margin" in the Loan Agreement shall be deemed to be references to "LIBOR Rate Margin"; and
(d) All references to "Reserve Requirement" in the Loan Agreement shall be deemed to be references to "LIBOR Reserve Percentage."

Section 2.4    AMENDMENT  TO  DEFINITIONS.
                --------------------------
   Effective as of the Effective Date, the following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
     "COMMITMENT  FEE  RATE"  means,  at such times and from time to time as the
      ---------------------
relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt Ratio:
            FUNDED DEBT RATIO                             COMMITMENT FEE RATE
            -----------------                             -------------------
            Less than 2.0 to 1.0                                       0.375%
            --------------------                                       ------
            2.0 to 1.0 or greater and less than 2.5 to 1.0             0.375%
                                                                       ------
            2.5 to 1.0 or greater and less than 3.0 to 1.0             0.375%
                                                                       ------
            3.0 to 1.0 or greater and less than 3.25 to 1.0             0.50%
                                                                        -----
            3.25 to 1.0 or greater                                      0.50%
            ----------------------                                      -----

"EBITDA"  means,  for  the  preceeding  12 month period, Consolidated Net Income
 ------
calculated  before  federal income taxes, plus (a) depreciation and amortization
 ---                                      ----
and  interest expenses, plus (b) terminated rent expenses prior to and ending on
                        ----
November 30, 2001, to include (i) rent expense, including, without limitation, base rent, CAM charges and repairs and maintenance, and (ii) associated rent expenses incurred in connection with the Norco distribution warehouse located at 920 Avenue R, Suite 100, Grand Prairie, Texas 75050, the Borrower's corporate headquarters located at 5050 Quorum Dive, Suite 500, Dallas, Texas 75240, and the Borrower's training center located at 4819 Keller Springs, Addison, Texas 75248, minus (c) any extraordinary gains or losses of the Borrower during the
        -----
period  in  question.

"EURODOLLAR  ADVANCES" means Advances the interest rates on which are determined
 --------------------
on the basis on the rates referred to in the definition of LIBOR in this Section 1.1.

 "FIXED  CHARGE  COVERAGE  RATIOFIXED CHARGE COVERAGE RATIO" means, at any time,
  ---------------------------------------------------------
the quotient determined by dividing (a) the sum of (i) EBITDA for the preceding twelve (12) calendar months, minus (ii) treasury stock purchases made by the Borrower for the preceding twelve (12) calendar months, minus (iii) dividends paid by the Borrower during the preceding twelve (12) calendar months, by (b) the sum of (i) all scheduled payments on all Long Term Debt of the Borrower and the Subsidiaries and all scheduled payments under Capital Lease Obligations of the Borrower and the Subsidiaries to be paid during the next twelve (12) calendar months, plus (ii) interest expenses and tax expenses (to the extent paid in cash) of the Borrower and the Subsidiaries for the preceding twelve (12) calendar months.

"FUNDED  DEBT RATIO" means, at any time, the quotient determined by dividing (a)
 ------------------
the sum of all Debt for borrowed money, Capital Lease Obligations and purchase money Debt of the Borrower and the Subsidiaries, by (b) EBITDA for the preceding twelve (12) complete fiscal months.

"PRIME  RATE  MARGIN"  means,  (a) with respect to the Term Loan, a deduction of
 -------------------
three-fourths of one percent (-0.75%) and (b) with respect to the Revolving Credit Loans, at any time, the following percentage determined by reference to the Funded Debt Ratio then existing:

           FUNDED DEBT RATIO               PERCENTAGE FOR REVOLVING CREDIT LOANS
           -----------------               -------------------------------------
            Less than 2.0 to 1.0                                           -1.00
           --------------------                                            -----
            2.0 to 1.0 or greater and less than 2.5 to 1.0                -0.75%
                                                                          ------
            2.5 to 1.0 or greater and less than 3.0 to 1.0                -0.50%
                                                                          ------
            3.0 to 1.0 or greater and less than 3.25 to 1.0               -0.25%
                                                                          ------
            3.25 to 1.0 or greater                                         0.00%
            ----------------------                                         -----

"REVOLVING  CREDIT  NOTE"  means the Fifth Amended and Restated Revolving Credit
 -----------------------
Note  executed  by  the  Borrower  and  payable  to the order of the Bank in the
 -
aggregate  principal amount of the Revolving Credit Commitment, in substantially
 -
the  form  of  Exhibit A hereto, together with all amendments, modifications and
               ---------
renewals  thereof.

"TERMINATION  DATE" means 10:00 A.M. Dallas, Texas time on December 31, 2003, or
 -----------------
such earlier date and time on which the Revolving Credit Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Termination Date" shall be the first Business Day following such date.

Section 2.5 AMENDMENT OF EXHIBIT A.  Effective as of the Effective Date, Exhibit
            ----------------------
     A to the Loan Agreement is deleted and a new Exhibit A, attached as Exhibit A to this Amendment, is inserted in its place.

Section 2.6      AMENDMENT  TO  SECTION  11.4.
        Effective as of the Effective Date, Section 11.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     (b)     Restricted  Payments.  The  Borrower  will  not  declare or pay any
             --------------------
dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock; provided that the foregoing restrictions do not prohibit (a) dividend payments on any class of capital stock payable solely in shares of capital stock of the Borrower; (b) payments of dividends from any Subsidiary to the Borrower; (c) payments in lieu of taxes to the Borrower or a Subsidiary pursuant to a tax sharing agreement; (d) any exchange of stock not involving any cash consideration pursuant to a stock option plan for employees or directors of the Borrower; and (e) any other redemption, purchase, retirement or the acquisition of the Borrower's capital stock or payment of cash dividends upon obtaining the prior written approval of the Bank, it being understood that, based on performance, the Borrower may request the Bank to consider granting its approval of restricted payments on a quarterly basis, or at such other time as deemed necessary.

Section  2.7   AMENDMENT  TO  SECTION  12.2.
               ----------------------------
        Effective as of the Effective Date, Section 12.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section  12.2.  Funded  Debt  Ratio.  The Borrower will maintain, as of the
                     -------------------
end  of each fiscal quarter, a Funded Debt Ratio of not greater than (a) 3.25 to
1.00 for the three (3) fiscal quarters ending on or around December 31, 2001, March 31, 2002, and June 30, 2002, respectively, (b) 3.00 to 1.00 for the next three (3) consecutive fiscal quarters ending on or around September 30, 2002, December 31, 2002 and March 31, 2003, respectively, and (c) 2.75 to 1.00 for the fiscal year ending on or around June 30, 2003, and at all times thereafter.

                                 ARTICLE  III.
                                 -------------
                  AMENDMENTS  TO  CONSTRUCTION  LOAN  DOCUMENTS

Section 3.1 AMENDMENTS  TO  CONSTRUCTION  LOAN  AGREEMENT
            ---------------------------------------------
(a)     Amendment  to  Definitions.
---     --------------------------
       Effective  as  of the Effective Date, the following definition in Section
1.1 of the Construction Loan Agreement is hereby amended and restated in its entirety to read as follows:
     "LOAN  CONVERSION"  - The conversion of the Loan from the Construction Loan
      ----------------
to the Mini-Perm Loan all in accordance with the provisions of Section 2.4 hereof. The effective date of the Loan Conversion shall be the first (1st) day of the calendar month following the satisfaction of the Loan Conversion requirements set forth in Section 2.4, which effective date shall not be later than February 1, 2002.

(b)     Amendment  to  Section  2.4
---     ---------------------------
   Effective as of the Effective Date, the last sentence of Section 2.4 of the Construction Loan Agreement is hereby amended and restated in its entirety to read as follows:
     To the extent Loan Conversion has not occurred by February 1, 2002, then Borrower shall not thereafter be eligible for Loan Conversion.

(c)     Amendment  to  Section  2.5. Effective as of the Effective Date, Section
---     ----------------------------
2.5 of the Construction Loan Agreement is hereby amended and restated in its entirety to read as follows:

     Section 2.5.     Maturity Date.  The Maturity Date of the Loan means (a) at
                      -------------
all times prior to Loan Conversion, February 1, 2002, and (b) if Loan Conversion occurs on or before February 1, 2002, then December 28, 2007; subject to the right of acceleration provided herein and elsewhere in the Loan Documents, at which time all sums due and owing under this Agreement and the other Loan
Documents  shall  be  repaid  in  full.  All  payments  due to Lender under this
Agreement, whether at the Maturity Date or otherwise, shall be paid in immediately available funds.
Section 3.2          AMENDMENTS  TO  FIXED  RATE  AGREEMENT
                     --------------------------------------
     (a)     DELETION  OF  DEFINITIONS.     Effective  as of the Effective Date,
             --------------------------
the following definitions in Section 1 of the Fixed Rate Agreement are hereby deleted in their entirety:
     "ADJUSTED  EURODOLLAR  RATE"
      --------------------------
     "EURODOLLAR  RATE"
      ----------------
     "EURODOLLAR  RATE  MARGIN"
      ------------------------
     "RESERVE  REQUIREMENT"
      --------------------
     (b)ADDITION  OF  DEFINITIONS.     Effective  as  of the Effective Date, the
        -------------------------
following  definitions  shall  be inserted in their proper alphabetical order to
Section  1  of  the  Fixed  Rate  Agreement:

     "BASE LIBOR" means, for any Eurodollar Advance for any Interest Period, the
      ----------
rate per annum for United States dollar deposits quoted by the Reference Bank as the Inter-Bank Market Offered Rate on the date that is two Business Days prior to the Interest Period, with the understanding that such rate is quoted by the Reference Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of an Interest Period for delivery of funds on such date for a period of time approximately equal to the number of days in such Interest Period, and in an amount approximately equal to the principal amount to which such Interest Period applies. Borrower understands and agrees that the Reference Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as the Reference Bank, in its sole discretion, deems appropriate including, without limitation, the rate offered for United States dollar deposits on the London Inter-Bank Market.

"LIBOR"  means, for any Eurodollar Advance for any Interest Period, the rate per
 -----
annum and determined pursuant to the following formula: (a) Base LIBOR applicable to such Eurodollar Advance for such Interest Period, divided by (b) one hundred percent (100%) minus the LIBOR Reserve Percentage for such Eurodollar Advance for such Interest Period.

"LIBOR  RATE  MARGIN"  means  one  and  one-half  percent  (1.50%).
 -------------------
"LIBOR  RESERVE  PERCENTAGE"  means, for any Eurodollar Advance for any Interest
 --------------------------
Period, the reserve percentage prescribed by the Board of Governors of the Federal Reserve system (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D), adjusted by the Bank for expected changes in such reserve percentage during the applicable Interest Period.

          (c)     REFERENCES  TO  DELETED  DEFINITIONS.  Effective  as  of  the
                  ------------------------------------
Effective  Date:
(i) All references to "Adjusted Eurodollar Rate" in the Fixed Rate Agreement shall be deemed to be references to "LIBOR";
(ii) All references to "Eurodollar Rate" in the Fixed Rate Agreement shall be deemed to be references to "Base LIBOR";
(iii) All references to "Eurodollar Rate Margin" in the Fixed Rate Agreement shall be deemed to be references to "LIBOR Rate Margin"; and
(iv) All references to "Reserve Requirement" in the Fixed Rate Agreement shall be deemed to be references to "LIBOR Reserve Percentage."
          (d)     AMENDMENT TO DEFINITIONS.  Effective as of the Effective Date,
                  ------------------------
the following definitions in Section 1 of the Fixed Rate Agreement are hereby amended and restated in their entirety to read as follows:
     "EURODOLLAR  ADVANCES"  means  Advances  the  interest  rates  on which are
      --------------------
determined on the basis of the rates referenced to in the definition of LIBOR. "MATURITY DATE" means (a) at all times prior to Loan Conversion, February 1,
 --------------
2002,  and  (b)  if  Loan  Conversion occurs on or before February 1, 2002, then
 --
December  28,  2007.
 --
                                 ARTICLE  IV.
                                 ------------
                            CONDITIONS  PRECEDENT

Section 4.1 CONDITIONS.  The  effectiveness  of this Amendment is subject to the
            ----------
satisfaction of the following conditions precedent on or prior to February 15, 2002 (where applicable):
(a) The Bank shall have received all of the following, in form and substance satisfactory to the Bank:
(1)     Resolutions.  Resolutions  of the Board of Directors of the Borrower and
---     -----------
each Guarantor certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower and each Guarantor of this Amendment and the other Loan Documents to which the Borrower or such Guarantor is or is to be a party hereunder;
(2)     Incumbency  Certificate.  A  certificate  of incumbency certified by the
---     -----------------------
Secretary  or  an  Assistant  Secretary  of  the  Borrower  and  each  Guarantor
--
certifying  the  names  of  the  officers  of  the  Borrower  and each Guarantor
--
authorized  to sign this Amendment and each of the other Loan Documents to which
--
the Borrower or such Guarantor is or is to be a party hereunder (including the certificates contemplated herein), together with specimen signatures of such officers;
(3)     Articles  of Incorporation.  A certificate certified by the Secretary or
---     --------------------------
an Assistant Secretary of the Borrower and each Guarantor certifying that the articles of incorporation of the Borrower and each Guarantor have not been amended or modified since March 31, 2000 and are still in full force and effect;
(4)     Bylaws.  A  certificate  certified  by  the  Secretary  or  an Assistant
---     ------
Secretary  of  the Borrower and each Guarantor certifying that the bylaws of the
---
Borrower and each Guarantor have not been amended or modified since March 31, 2000 and are still in full force and effect; and
(5)     Governmental  Certificates.  Certificates  of the appropriate government
---     --------------------------
officials of the state of incorporation of the Borrower and each Guarantor as to the existence and good standing of the Borrower and each Guarantor, each dated no earlier than ten (10) days prior to the date hereof.
(b)     Borrower  shall  have  executed  and delivered to the Bank the Revolving
Credit  Note  in  the  form  attached  hereto  as  Exhibit  A.
                                                   ----------
(c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
(d) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.
(e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel, Vinson & Elkins L.L.P.

                                 ARTICLE  V.
                                 -----------
                 RATIFICATIONS,  REPRESENTATIONS  AND  WARRANTIES

Section 5.1    RATIFICATIONS.
               -------------
        The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement or the Construction Loan Documents, as applicable (each, a "MODIFIED DOCUMENT"
                                                              -----------------
and  collectively,  the  "MODIFIED DOCUMENTS"), and except as expressly modified
                          ------------------
and superseded by this Amendment, the terms and provisions of the Modified Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Bank agree that the Modified Documents as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their terms.

Section 5.2    REPRESENTATIONS  AND  WARRANTIES.
                --------------------------------
        The Borrower hereby represents and warrants to the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the articles of incorporation or bylaws of the Borrower, (ii) the representations and warranties contained in the Modified Documents, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and
(iv) Borrower is in material compliance with all covenants and agreements contained in the Modified Documents as amended hereby.

                                 ARTICLE  VI.
                                 ------------
                                MISCELLANEOUS

Section 6.1    SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.
                ----------------------------------------------
        All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

Section 6.2    REFERENCE  TO  AGREEMENT.
                ------------------------
        Each of the Loan Documents, including the Modified Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Modified Documents shall mean a reference to the Modified Documents as amended hereby.

Section  6.3   EXPENSES  OF  BANK.
            ------------------
        As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Bank's legal counsel in connection therewith, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Bank's legal counsel.

Section 6.4    SEVERABLITY.
                -----------
        Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5    APPLICABLE  LAW.
                ---------------
        This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6.6    SUCCESSORS  AND  ASSIGNS.
                ------------------------
        This Amendment is binding upon and shall inure to the benefit of the Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

Section 6.7    COUNTERPARTS.
                ------------
        This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.8    EFFECT  OF  WAIVER.
                ------------------
        No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any of the Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.9    HEADINGS.
                --------
        The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10    ENTIRE  AGREEMENT.
                 -----------------
        THIS  AMENDMENT  AND  ALL  OTHER  INSTRUMENTS,  DOCUMENTS AND AGREEMENTS
EXECUTED  AND  DELIVERED  IN  CONNECTION  WITH  THIS AMENDMENT EMBODY THE FINAL,
ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENT AMONG THE PARTIES HERETO.
                  [Remainder of Page Intentionally Left Blank]

Executed  as  of  the  date  first  written  above.

     Borrower:

     PIZZA  INN,  INC.

     By: /s/ Ronald W. Parker
     Ronald  W.  Parker
     President


     BANK:

WELLS  FARGO  BANK  TEXAS,
NATIONAL  ASSOCATION

By: /s/ Austin D. Nettle
     Austin  D.  Nettle
     Vice  President

Each of the Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.
     Guarantors:

     BARKO  REALTY,  INC.
     R-CHECK,  INC.
     PIZZA  INN  OF  DELAWARE,  INC.

     By: /s/ Ronald W. Parker
          Ronald  W.  Parker
          President

                                 EXHIBIT A
                                  -------
                          FORM OF REVOLVING CREDIT NOTE
                          -----------------------------